UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                                 FORM 8-K



                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  June 5, 1997




                    ELECTRONIC SYSTEMS TECHNOLOGY INC.
                       (A Washington Corporation)

                      Commission File no. 2-92949-S
                IRS Employer Identification no. 91-1238077

                           415 N. Quay St. #4
                          Kennewick  WA  99336
                  (Address of principal executive offices)


    Registrant's telephone number, including area code: (509) 735-9092
































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ITEM 5.  OTHER EVENTS

On June 5, 1997, the Board of Directors of the Company authorized a one-time, noncumulative, cash distribution of $0.01 per share, totaling $49,536.67, to shareholders of record as of June 20, 1997, with the distribution to be accomplished by July 11, 1997.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.


/s/ T. L. KIRCHNER

By: T.L. Kirchner
President
Date: June 6, 1997